UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2015

National American University Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34751	83-0479936

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 S. Highway 16 Rapid City, SD	57701

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (605) 721-5220

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b)  On July 1, 2015, National American University Holdings, Inc. (the “Company”) issued a press release announcing the retirement of Dr. Jerry L. Gallentine, the President of the Company, Dlorah, Inc., the Company’s wholly-owned subsidiary, and National American University, effective July 1, 2015.  Dr. Gallentine will continue to serve as the chairman of National American University’s Board of Governors and as the vice chairman of the Company’s Board of Directors.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press Release, dated July 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL AMERICAN UNIVERSITY HOLDINGS, INC.
By:	/s/ Ronald L. Shape
Ronald L. Shape, Ed. D.
Chief Executive Officer

Date: July 1, 2015

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated July 1, 2015